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


             [Presentation given by Conrail management to Institutional Shareholder Services on December 10, 1996]


Overview

o    Creates Leading Global Transportation Company

     -   Annual revenues exceeding $14 billion
     -   Serves 80 countries worldwide
     - Links rail, shipping, barge, intermodal and contract logistics customers

o    Enhances Shareholder Value

     -   Most revenue growth
     -   Highest cost savings
     -   Greatest financial flexibility

o    Promotes Competition

     -   Access to North/South markets
     -   Truck-dominated markets
     -   Follows regulatory guidelines

Summary of Benefits

o    Broadest Geographic Scope

     -   Extensive single-line service
     -   Direct and efficient routes

o    Greatest Synergy Potential

     -   Transportation efficiencies
     -   Consolidations
     -   Productivity gains

o    Financial Strength

     -   Solid investment grade credit
     -   Strong cash flow

                             CSX & Conrail
                                Systems

     [Map showing respective rail systems]


                             CSX & Conrail
                                Systems

     [Map showing respective rail systems and interstate highways]


Broadest Geographic Scope

o    Strong Coverage in East, Midwest and Southeast

     -   29,645 route miles
     -   Serves 22 states east of the Mississippi
     - Covers major markets from Chicago, Boston and New York to Miami and New Orleans
     -   Allows efficient rail service in North/South markets

o    Provides Extensive Single-Line Service

     - Connects producing points in South/Southeast with consuming region in Northeast
     -   Creates faster and more reliable service at lower cost

Revenue Synergies

o    Top Line Growth Resulting in $165 Million Additional Operating
     Income

     -   80% from Coal, Automotive and Carload Business
     -   20% from Intermodal

o    Margin Improvements from Incremental Traffic

     -   Optimized train sizing
     -   Increased length of haul
     -   Reduced empty movements


Carload Business

o    Almost 50% of Pro-Forma Revenues from Carload Business

o    Breadth of Market Coverage is Critical

     -   CSX has broadest customer access

o    Revenue Growth Will Result from:

     -   Expanded single-line service
     -   Penetration of North/South truck market
     -   Improvements in asset utilization

o    Single-Line Service Opportunities

     -   Chemicals from Gulf Origins to Northeast
     -   Midwest grain producers to users in South
     -   Recycled Pulp and Paper Products to Southeast

o    Penetration of Truck-Dominated North/South Markets

     -   Forest products from Southern Mills
     -   Citrus products from Southeast
     -   Minerals business in the East

o    Improved Asset Utilization

     -   Reduced empty car movements
     -   Opportunities for backhauls
     -   Cycle time improvements


                          Conrail/CSXT-Served
                      Coal Mines and Power Plants

 [Map showing coal mines and power plants served by respective rail systems]


Coal Business

o    23% of Pro-Forma Revenues from Coal

o    CSX Has Most Low Sulfur Coal Reserves in East

     - Provides additional long-term compliance choices for Conrail utility customers
     -   Adds efficient single-line service opportunities

o Allows More Competitive Access for Export Coal at Bayside and Curtis Bay Terminals in Baltimore

     -   CRR "Pittsburgh Seam" coal not competitive at Hampton Roads
         Terminal

o    Reduces Circuity on Major Movements

     -   400 to 450 miles from Charleston, W. Virginia export coal
     -   200 miles for W. Virginia coal to Northeast utilities

o    Removes 15,000 Annual Carloads from Amtrak

     -   Reduces transit time by 12 hours in each direction
     -   Saves $7.0 million in trackage rights payments

                        Conrail/CSX Rail Served
                      Automotive Assembly Plants

 [Map showing automotive assembly plants served by respective rail systems]


                              Conrail/CSX
                        Auto Terminal Locations

           [Map showing respective auto terminal locations]


Automotive Business

o    Represents 12% of Pro-Forma Revenues

o    Eliminates Rail Inefficiencies in Truck Dominated Markets

     - 11,000 annual truckloads between North Jersey and CSX's Twin Oaks, PA Terminal
     -   22,000 annual truckloads in Detroit area

o    Provides Access to Seven of Nine Major East Coast Ports for
     Export/Import Business

     -   Customer can select most competitive port

o    Offers Unequaled Network Density and Scope

     -   Serves every major metropolitan market east of the Mississippi
     -   Opens single-line service to Nashville, Tampa and Miami

                        Conrail/CSX Rail Served
                     Intermodal Terminal Locations

        [Map showing respective intermodal terminal locations]


Intermodal Business

o    Represents 18% of Pro-Forma Revenues

     Enhances Merchandise Flow in the "Eastern Triangle"

o    Complementary Infrastructure and Terminals

     -   Conrail Access to New York, New England and Midwest
     -   CSX terminal coverage in Orlando and Tampa

o    Allows Penetration of Truck Dominated Markets

     -   East Coast - Atlanta
     - East Coast - Atlantic Seaboard, including Savannah, Charleston and Florida

o Combines "Best Practices" of Each Railroad to Provide Superior Product for Customers

     -   Conrail high speed reliable service
     -   CSX equipment supply and rate quotation programs


Diverse Revenue Base

     [Pie Chart showing the following:

         Food and Agriculture:              10%
         Chemicals:                         21%
         Forest:                             9%
         Automotive:                        12%
         Coal:                              23%
         Intermodal:                        18%
         Metals:                             7%]

Cost Savings

o    Consolidations                                             $295M
o    Facility Coordinations                                     $ 71M
o    Transportation Efficiencies                                $127M
o    Productivity Gains                                         $ 72M

       Total Synergies                                          $565M


Synergy Timing


                                    Year 1         Year 2         Year 3

Incremental Operating Income

     Net Traffic                      $ 70           $125           $165
     Cost Savings                      170            396            565
                                      ----           ----           ----

     Total Synergies                  $240           $521           $730
     Timing                            33%            71%           100%


One-Time Cash Flows

     Capital Expenditures             $ 75           $100           $ 25
     Transition Costs                  205            130             75
                                      ----           ----           ----

     Total                            $280           $230           $100

Regulatory Process

o    Public Interest is Served by CSX/CRR Combination

     -   Broad network reach for customers
     -   Single-line service
     -   Operating efficiencies
     -   Elimination of redundant assets
     -   Capital investment
     -   Reduced highway congestion
     -   Progress in separation of freight and passenger operations

o    Preserving Competition

     -   Competitive overlaps appreciably fewer than UPSP
     - STB has long declined to grant access to markets where traffic and competitive options are "not harmed by the merger"
     - CSX/CRR will preserve competition for customers whose rail options are reduced from 2 to 1


Summary

o Provides Greatest Opportunity for Long-Term Revenue Growth and Synergies

     -   Comprehensive market coverage
     -   Single-line service
     -   Transportation efficiencies
     -   Consolidation and productivity gains

o Financial Strength Provides Further Opportunities for Increased Shareholder Value

     -   Solid balance sheet
     -   Strong cash flows
     -   Financial management strategy